                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 2002


                               H.B. Fuller Company
             (Exact name of registrant as specified in its charter)


        Minnesota                      001-09225                 41-0268370
(State of Incorporation)      (Commission file number)        (I.R.S. Employer
                                                             Identification No.)


1200 Willow Lake Boulevard, St. Paul, Minnesota                       55110-5101
    (Address of principal executive offices)                          (Zip Code)


                                 (651) 236-5900
              (Registrant's telephone number, including area code)

Item 5. Other Events

In the first quarter of fiscal 2002 and in connection with the current year restructuring initiatives (See Note 4, "Restructuring Related Costs"), the Company fundamentally changed its management structure and philosophy of how its global adhesives operations were to be managed from an autonomous geographic regions perspective to a combined global operations perspective, focused on managing adhesive products and markets on a worldwide basis. These primary markets include adhesives for: packaging, assembly (woodworking, appliances, etc.), converting, non-woven, automotive, graphic arts and footwear. In addition, the Company reorganized its management structure to manage these adhesives markets on a global basis. In this regard, the adhesives operations now have a newly created global manager who is responsible for the global adhesives operations and also have newly created positions responsible for global procurement and supply chain management, sales and product line management and manufacturing. The Company's management reporting has also been modified to report and measure results, as well as reward performance of the adhesives operations on a global basis.

Because of these fundamental changes, effective in 2002, the Company has changed its segment reporting to present its adhesives operations globally. The Company will continue to report its specialty chemical product lines in a separate segment entitled Full-Valu/Specialty. Certain product lines previously included in the adhesives geographic business have been repositioned and are now included as a component of the Full-Valu/Specialty operating segment.

The segment information shown in Note 22 - "Operating Segment Information" in the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the year ended December 1, 2001, has been reclassified to reflect the segment information in accordance with this new management structure. The consolidated financial statements as of December 1, 2001 and December 2, 2000 and for each of the three years in the period ended December 1, 2001 have been reissued to give effect of this change in operating segments and are included as an exhibit to Item 7 of this Report on Form 8-K. In addition, the Company has modified its Management Discussion and Analysis (MD & A) to reflect the repositioning of certain product lines between adhesives and Full-Valu/Specialty. This modified MD & A is also included as an exhibit to Item 7 of this Report on Form 8-K.

Item 7. Financial Statements and Exhibits

        (c)  Exhibits

See index to Exhibits at Page 3 for a list of exhibits included herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    H.B. FULLER COMPANY
                                    Date: September 16, 2002

                                    By: /s/ Raymond A. Tucker
                                       ---------------------------------------
                                       Raymond A. Tucker, Senior Vice President,
                                       and Chief Financial Officer

Index to Exhibits

Exhibit No.    Description                                            Location
-----------    -----------                                            --------

     13        Annual Report on Form 10-K for the Year Ended                *
               December 1, 2001

     23        Consent of Independent Accountants                           *

* Filed herewith